UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 19, 2008

Chase Packaging Corporation

(Exact name of registrant as specified in its charter)

Texas	0-21609	93-1216127
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

636 River Road
Fair Haven, NJ	07704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 741-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                                             Material Modification to Rights of Security Holders

For a description of the material modification to the rights of security holders, please refer to Item 5.03.

Item 5.03                                             Changes in Control of Registrant

On May 19, 2008, Chase Packaging Corporation (the “Company”) filed with the Secretary of State of Texas a Statement of Resolution Regarding Series of Preferred Stock (the “Modified Statement”) increasing the number of its authorized shares of the Series A 10% Convertible Preferred Stock from 13,818 shares to 50,000 shares.  A copy of the Modified Statement is being filed as Exhibit 4.1 to this Current Report on Form 8-K, and the foregoing description of the Modified Statement is qualified in its entirety by reference to Exhibit 4.1

Item 9.01.                                          Financial Statements and Exhibits

(d)                                 Exhibits

4.1         Statement of Resolution Regarding Series of Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE PACKAGING CORPORATION

Date: May 21, 2008	By:	/s/	Allen T. McInnes
Allen T. McInnes,
President and CEO